Other Accrued Liabilities - 10K	8 Months Ended
Jan. 07, 2024
Payables and Accruals [Abstract]
Other Accrued Liabilities	Other Accrued Liabilities
Other accrued current liabilities consist of the following:

	April 30, 2023	April 24, 2022
Accrued payroll	$2,241	$1,873
Warrant liability	1,925	—
Accrued sales and income taxes	1,072	933
Accrued interest	924	636
Landlord advances on construction buildout	912	3,407
Accrued insurance	864	354
Accrued other	387	316
Accrued professional fees	288	—
Total	$8,613	$7,519
On April 19, 2023, the Company granted 111,619 warrants to Granite Creek Capital Partners LLC. As a result of a long term financing agreement with Granite Creek, the Company recorded a warrant liability of $1,925 based on estimates classified as Level 3 inputs in the fair value hierarchy (see Notes 2, 9, and 14). These financial instruments are fully exercisable as of April 30, 2023.